SUPPORT AGREEMENT dated as of October 5, 2006, between CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation (“Crown”), and the parties listed on Schedule A hereto (collectively, the “Stockholder”) (the “Agreement”).

WHEREAS Crown, CCGS Holdings LLC, a Delaware limited liability company (“Merger Sub”), and Global Signal Inc., a Delaware corporation (“Global”), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement” capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Global with and into Merger Sub, with Merger Sub as the surviving entity and a direct, wholly-owned subsidiary of Crown;

WHEREAS the Stockholder owns at least the number of shares of Global Common Stock set forth on Schedule A hereto (subject to Section 4(c), such shares of Global Common Stock being referred to herein as the “Subject Shares” of the Stockholder); and

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Crown has requested that the Stockholder enter into this Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Crown as follows:

(a) Authority; Execution and Delivery; Enforceability. The Stockholder has all requisite power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Stockholder of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Stockholder. The Stockholder has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery of this Agreement by Crown, this Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and to the effect of general principles of equity. The execution and delivery by the Stockholder of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Stockholder under, any provision of any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which any properties or assets of the Stockholder are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any Order or Law applicable to the Stockholder or the properties or assets of the Stockholder. No consent, approval, order, authorization or permit of, or registration, declaration or filing with, or notification to, any Governmental Entity is required to be obtained or made by or with respect to the Stockholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) compliance with and filings under the HSR Act, if applicable to the Stockholder’s receipt in the Merger of Crown Common Stock, and (ii) such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby. No trust of which the Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

(b) The Subject Shares. The Stockholder is the record and beneficial owner of and has good and marketable title to, the Subject Shares set forth opposite its name on Schedule A attached hereto, free and clear of any Liens, except for pledges in favor of the lenders pursuant to credit agreements in place as of the date hereof between the Stockholder and such lenders (any such pledge, an “Existing Pledge”). The Stockholder has the sole right to vote such Subject Shares, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Subject Shares, except as contemplated by this Agreement. The Stockholder further represents that any proxies heretofore given in respect of the Stockholder’s Subject Shares are revocable, and represents and declares that all such proxies are hereby revoked.

SECTION 2. Representations and Warranties of Crown. Crown hereby represents and warrants to the Stockholder as follows: Crown has all requisite corporate power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Crown of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Crown. Crown has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery of this Agreement by the Stockholder, this Agreement constitutes the legal, valid and binding obligation of Crown, enforceable against Crown in accordance with its terms subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and to the effect of general principles of equity. The execution and delivery by Crown of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Crown under, any provision of any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Crown is a party or by which any properties or assets of Crown are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any Order or Law applicable to Crown or the properties or assets of Crown.

SECTION 3. Covenants of the Stockholder. The Stockholder covenants and agrees as follows:

(a) (1)  At any meeting of the stockholders of Global called to seek the Global Stockholder Approval or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger Agreement, any other

Transaction Agreement, the Merger or any other transactions contemplated by the Merger Agreement or any other Transaction Agreement (such other transactions, “Related Transactions”) is sought, the Stockholder shall, including by executing a written consent solicitation if requested by Crown, vote (or cause to be voted) the Subject Shares of the Stockholder in favor of granting the Global Stockholder Approval.

(2) IRREVOCABLE PROXY. The Stockholder hereby irrevocably grants to, and appoints, Crown and any designee of Crown, and each of them individually, as the Stockholder’s proxy and attorney-in-fact (with full power of substitution and resubstitution), for and in the name, place and stead of the Stockholder, to vote the Subject Shares of the Stockholder, or grant a consent or approval in respect of the Subject Shares of the Stockholder in a manner consistent with this Section 3. The Stockholder understands and acknowledges that Crown is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 3(a) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL. Notwithstanding anything to the contrary herein, the irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

(b) At any meeting of stockholders of Global or at any adjournment thereof or in any other circumstances upon which the Stockholder’s vote, consent or other approval is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares of the Stockholder against, and shall not consent to (and shall cause the Subject Shares of the Stockholder not to be consented to), any of the following (or any agreement to enter into, effect, facilitate or support any of the following): (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Global, (ii) any Global Takeover Proposal and/or (iii) any amendment of the Global Certificate of Incorporation or the Global Bylaws or other proposal or transaction involving Global or any Global Subsidiary, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify any provision of the Merger Agreement or any other Transaction Agreement, the Merger or any Related Transaction or change in any manner the voting rights of any capital stock of Global (collectively, “Frustrating Transactions”). The Stockholder shall not commit or agree to take any action inconsistent with the foregoing.

(c) Other than this Agreement, the Stockholder shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, “Transfer”), or enter into any contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any shares of Global Common Stock to any person (other than (1) pursuant to the Merger, (2) any pledges of Global Common Stock in favor of the lenders in connection with amendments to or refinancings of the credit agreements underlying the Existing Pledges (“Future Pledges” together with the Existing Pledges, the “Pledges”), provided that the number of shares of Global Common Stock subject to all Pledges shall not at any time exceed the number of shares of Global Common Stock pledged under the Existing Pledges as of the date hereof, or (3) subject to Section 4(c), pursuant to any foreclosures on any Pledges, or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any shares of Global Common Stock and shall not commit or agree to take any of the foregoing actions.

(d) The Stockholder shall not, nor shall it authorize or permit any officer, director or employee of, or any investment banker, attorney or other adviser or representative of, the Stockholder to, directly or indirectly, (i) solicit, initiate, encourage or take any other action to facilitate any inquiries with respect to a potential Global Takeover Proposal or Frustrating Transaction or the submission of any Global Takeover Proposal or Frustrating Transaction, (ii) enter into any agreement with respect to any Global Takeover Proposal or Frustrating Transaction or (iii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may lead to any Global Takeover Proposal or Frustrating Transaction. The Stockholder promptly shall advise Crown orally and in writing of any Global Takeover Proposal or Frustrating Transaction or inquiry made to the Stockholder with respect to or that could lead to any Global Takeover Proposal or Frustrating Transaction, the identity of the person making any such Global Takeover Proposal, Frustrating Transaction or inquiry and the material terms of any such Global Takeover Proposal, Frustrating Transaction or inquiry.

(e) The Stockholder shall not, nor shall the Stockholder authorize or permit any investment banker, attorney or other adviser or representative of the Stockholder to, issue any press release or make any other public statement with respect to this Agreement, the Merger Agreement, any other Transaction Agreements, the Merger or any Related Transactions without the prior written consent of Crown, except as may be required by applicable Law or Order.

(f) The Stockholder hereby (i) waives, and agrees not to exercise or assent to, any appraisal rights under Section 262 in connection with the Merger and (ii) agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Global, Crown or any of their respective successors relating to the negotiation, execution and delivery of this Agreement or the Merger Agreement or the consummation of the Merger or any Related Transactions (other than (1) any claims against Crown (or its successors) to the extent relating to or based upon any alleged breach by Crown of the Merger Agreement, the Stockholders Agreement or this Agreement, (2) any federal or state law claims against Crown (or its successors) to the extent relating to or based upon any alleged delivery or supply of incorrect or misleading information, or failure or omission to deliver or supply information, by Crown to Global or its stockholders or (3) any claims against Crown (or its successors) to the extent relating to or based upon any alleged violation of federal or state securities laws in connection with the transactions contemplated by the Merger Agreement or the Related Transactions, including without limitation the Merger or the issuance of Crown securities pursuant thereto).

SECTION 4. Termination. (a) This Agreement shall terminate upon the earliest of (i) the termination of this Agreement by the mutual written consent of Crown and the

Stockholder, (ii) the Effective Time and (iii) the termination of the Merger Agreement in accordance with its terms.

(b) Notwithstanding the foregoing, (i) termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at law or in equity) against any other party hereto for such party’s breach of this Agreement and (ii) Sections 3(f) and 6 of this Agreement shall survive the termination of this Agreement. In no event shall any of the representations, warranties, covenants and other agreements in this Agreement (other than the covenants and other agreements set forth in Sections 3(f) and 6), including any rights arising out of any breach of such representations, warranties, covenants and other agreements (other than the covenants and other agreements set forth in Sections 3(f) and 6), survive the Effective Time.

(c) Notwithstanding anything to the contrary herein, in the event of a foreclosure pursuant to a Pledge on any shares of Global Common Stock beneficially owned by the Stockholder that are Subject Shares, such shares of Global Common Stock shall immediately and without any action by any party hereto cease to be deemed Subject Shares for any purpose under this Agreement; provided, however, that any shares of Global Common Stock beneficially owned by the Stockholder at the time of such foreclosure that are not Subject Shares and are not subject to such foreclosure shall immediately and without any action by any party hereto be deemed Subject Shares for all purposes under this Agreement; provided further, however, that in no event shall the number of shares of Global Common Stock so substituted exceed the number of Subject Shares being replaced.

SECTION 5.  Additional Matters. (a) The Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Crown may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

(b) The Stockholder is executing this Agreement solely in its capacity as the record holder and beneficial owner of such Stockholder’s shares of Global Common Stock, and nothing in this Agreement shall limit or otherwise restrict any officer or director of the Stockholder or any of its Affiliates from taking or not taking any action in his or her capacity as an officer of Global or any Global Subsidiary or a member of the Global Board (or any committee thereof) or the board of directors of any Global Subsidiary (or any committee thereof).

SECTION 6.  General Provisions.

(a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(b) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given (and shall be deemed to have been given upon receipt) if delivered personally or sent by overnight courier (providing proof of delivery) to Crown in accordance with Section 8.13 of the Merger Agreement and to the Stockholder at its address set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

(c) Interpretation. When a reference is made in this Agreement to a Section or subsection, such reference shall be to a Section or subsection of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

(d) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

(e) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. This Agreement shall become effective against Crown when one or more counterparts have been signed by Crown and delivered to the Stockholder. This Agreement shall become effective against the Stockholder when one or more counterparts have been executed by the Stockholder and delivered to Crown. Each party need not sign the same counterpart.

(f) Entire Agreement; No Third-Party Beneficiaries. This Agreement (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

(g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflicts of laws.

(h) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by Crown without the prior written consent of the Stockholder or by the Stockholder without the prior written consent of Crown, and any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permissible assigns.

(i) Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

(j) Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware in the event any dispute arises out of this Agreement or any transaction contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or any transaction contemplated hereby in any court other than the Court of Chancery of the State of Delaware and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction contemplated hereby.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ John P. Kelly
Name: John P. Kelly
Title: President & CEO

ABRAMS CAPITAL INTERNATIONAL, LTD., a Cayman Islands exempted company
By: Pamet Capital Management, LP, its Investment Manager

By: Pamet Capital Management, LLC, its General Partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

ABRAMS CAPITAL PARTNERS I, LP, a Delaware limited partnership
By: Pamet Capital Management, LP, its Investment Manager

By: Pamet Capital Management, LLC, its General Partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

ABRAMS CAPITAL PARTNERS II, LP, a Delaware limited partnership
By: Pamet Capital Management, LP, its Investment Manager

By: Pamet Capital Management, LLC, its General Partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

WHITECREST PARTNERS, LP, a Delaware limited partnership
By: Pamet Capital Management, LP, its Investment Manager

By: Pamet Capital Management, LLC, its General Partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

RIVA CAPITAL PARTNERS, LP, a Delaware limited partnership
By: Abrams Capital Management, LLC, its Investment Manager

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

222 PARTNERS, LLC

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member